FISCAL SECOND QUARTER 2026 RESULTS MASTERCRAFT + MARINE PRODUCTS TO COMBINE F E B R U A R Y 5 , 2 0 2 6

DISCLAIMER

Forward Looking Statements

This presentation includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can often be identified by such words and phrases as "believes," "anticipates," "expects," "intends," "estimates," "may," "will," "should," "continue," and similar expressions and comparable terminology, or the negative thereof.

Forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: (i) the anticipated financial performance of the combined company; (ii) the expected synergies and efficiencies to be achieved as a result of the proposed transactions; (iii) expectations regarding the diversification and complementary nature of brand portfolios; (iv) expectations regarding the complementary nature of dealer networks; (v) expectations regarding enhancements to the manufacturing platform and technological innovation; (vi) the financial profile and profitability of the combined company; (vii) expectations regarding cost savings; (viii) expectations regarding the combined company's employees, vendors, dealers, and manufacturing operations; (ix) expectations regarding the realization of benefits of the proposed transactions and the timing associated with realization thereof; and (x) the receipt of all necessary approvals to close the proposed transactions, and the timing associated therewith. These and other important factors discussed under the caption "Risk Factors" in MasterCraft Boat Holdings, Inc.'s ("MCBH") Annual Report on Form 10-K for the fiscal year ended June 30, 2025, filed with the Securities and Exchange Commission (the "SEC") on August 27, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings made with the SEC, and Marine Products Corporation's ("Marine Products") Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 28, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings made with the SEC, in each case could cause actual results to differ materially from those indicated by the forward-looking statements. The discussion of these risks is specifically incorporated by reference into this presentation.

Any such forward-looking statements represent estimates as of the date of this presentation. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. MCBH undertakes no obligation (and expressly disclaims any obligation) to update or supplement any forward-looking statements that may become untrue or cause our views to change, whether because of new information, future events, changes in assumptions or otherwise. Comparisons of results for current and prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Use of Non-GAAP Financial Measures

To supplement MCBH's financial measures prepared in accordance with United States generally accepted accounting principles ("GAAP"), the Company uses certain non-GAAP financial measures in this presentation. Reconciliations of the non-GAAP measures used in this release to the most comparable GAAP measures for the respective periods can be found in the appendix to this presentation. The non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for MCBH's financial results prepared in accordance with GAAP. We do not provide forward-looking guidance for certain financial measures on a GAAP basis because we are unable to predict certain items contained in the GAAP measures without unreasonable efforts.

2

DISCLAIMER (CONTINUED)

Additional Information and Where to Find It

In connection with the proposed transactions, MCBH intends to file with the SEC a registration statement on Form S-4 (the "Registration Statement"), which will include a prospectus with respect to the shares of MCBH common stock to be issued in the proposed transactions and a joint proxy statement/prospectus for MCBH's and Marine Products' respective stockholders (the "Joint Proxy Statement/Prospectus"). The definitive joint proxy statement (if and when available) will be mailed to stockholders of MCBH and Marine Products. Each of MCBH and Marine Products may also file with or furnish to the SEC other relevant documents regarding the proposed transactions. This presentation is not a substitute for the Registration Statement, the Joint Proxy Statement/Prospectus or any other document that MCBH and Marine Products may mail to their respective stockholders in connection with the proposed transactions.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT MCBH, MARINE PRODUCTS CORPORATION, AND THE PROPOSED TRANSACTIONS.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from MCBH at its website, www.mastercraft.com, or from Marine Products at its website, www.marineproductscorp.com. Documents filed with the SEC by MCBH will be available free of charge by accessing the investor section of MCBH's website, www.investors.mastercraft.com, or, alternatively, by directing a request by email to MCBH at investorrelations@mastercraft.com, and documents filed with the SEC by Marine Products will be available free of charge by accessing Marine Products' website at www.marineproductscorp.com under the heading Investor Relations or, alternatively, by directing a request by email to Marine Products at jlarge@marineproductscorp.com.

Participants in the Solicitation

MCBH, Marine Products, and certain of their respective directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of MCBH and Marine Products in connection with the proposed transactions under the rules of the SEC. Information about MCBH's directors and executive officers is available in MCBH's proxy statement dated September 15, 2025 for its 2025 Annual Meeting of Stockholders (available here). To the extent holdings of MCBH common stock by the directors and executive officers of MCBH have changed from the amounts of MCBH common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC (available here). Information about Marine Products' directors and executive officers is available in Marine Products' proxy statement dated March 12, 2025, for its 2025 Annual Meeting of Stockholders (available here). To the extent holdings of Marine Products common stock by the directors and executive officers of Marine Products have changed from the amounts of Marine Products common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC (available here). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. Investors should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC's website at www.sec.gov or from MCBH or Marine Products using the sources indicated above.

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

3

4 TODAY’S PRESENTERS Brad Nelson Chief Executive Officer and Director Scott Kent Chief Financial Officer

SECOND QUARTER 2026 EARNINGS OVERVIEW

DOLLARS PRESENTED IN MILLIONS

FINANCIAL RESULTS ABOVE EXPECTATIONS

- Net sales of $71.8M
- Net Income of $2.5M [1]
- Diluted Net Income per share of $0.15 [2]
- Adjusted EBITDA of $7.5M
- Diluted Adjusted Net Income per share of $0.29

RESILIENT BALANCE SHEET PROVIDES FLEXIBILITY

- Strong financial position underscored by ~$81M of cash and investments
- No debt
- Fully funded strategic growth initiatives

SUBSTANTIALLY IMPROVED CHANNEL INVENTORIES

- Dealer inventories down 25% YoY and 50% from Q2 FY19
- Progress led by production discipline and effective dealer support programs
- Production plan weighted toward second half of fiscal year

PREMIUM PRODUCT DRIVING MOMENTUM

- Successfully launched our premium X24 & X22 at MasterCraft
- Encouraging early boat show results driven by the new product launches
- X-series back-half ramp will improve mix profile



[1] Income from continuing operations I [2] Diluted Income per share from continuing operations

FISCAL SECOND QUARTER 2026 RESULTS

5

SECOND QUARTER COMPARATIVE RESULTS

NET SALES

($'s in millions)



$63.4
$71.8
$8.3
$10.0
$55.1
$61.7
Q2 FY25
Q2 FY26

Net sales of $71.8M, up 13.2% from Q2 FY25

UNIT VOLUME



553
583
153
174
400
409
Q2 FY25
Q2 FY26

Wholesale units of 583, up 5.4% from Q2 FY25

NET INCOME[1] / ADJUSTED EBITDA

($'s in millions)



$0.4
$3.5
$2.5
$7.5
Q2 FY25
Q2 FY26

Net Income of $2.5M, up $2.1M from Q2 FY25

Adjusted EBITDA of $7.5M, up $3.9M from Q2 FY25

DILUTED NET INCOME PER SHARE[2] / ADJUSTED DILUTED NET INCOME PER SHARE



$0.03
$0.10
$0.15
$0.29
Q2 FY25
Q2 FY26

Diluted Earnings Per Share of $0.15 per share, up $0.12 per share from Q2 FY25

Adjusted Diluted Net Income of $0.29 per share, up $0.19 per share from Q2 FY25

■ MasterCraft | ■ CREST + BALISE

[1] Income from continuing operations I [2] Diluted Income per share from continuing operations

FISCAL SECOND QUARTER 2026 RESULTS 6

Net Income of $6.1M, up $4.7M from Q2 FY25 YTD Wholesale units of 1,148, up 4.0% from Q2 FY25 YTD Net sales of $140.8M, up 9.3% from Q2 FY25 YTD Diluted Earnings Per Share of $0.38 per share, up $0.29 per share from Q2 FY25 YTD $1.4 $6.1 $7.4 $14.4 Q2 FY25 YTD Q2 FY26 YTD $0.09 $0.38 $0.22 $0.58 Q2 FY25 YTD Q2 FY26 YTD $110.6 $119.9 $18.1 $20.9 Q2 FY25 YTD Q2 FY26 YTD $128.7 N E T S A L E S ($’s in millions) N E T I N C O M E 1/ E B I T D A ($’s in millions) A D J U S T E D U N I T V O L U M E 774 786 330 362 Q2 FY25 YTD Q2 FY26 YTD 1,104 1,148 SECOND QUARTER YTD COMPARATIVE RESULTS $140.8 D I L U T E D S H A R E 2 / D I L U T E D S H A R E Adjusted Diluted Net Income of $0.58 per share, up $0.36 per share from Q2 FY25 YTD Adjusted EBITDA of $14.4M, up $7.1M from Q2 FY25 YTD + 1 Income from continuing operations l 2 Diluted Income per share from continuing operations 7 F I S C A L S E C O N D Q U A R T E R 2 0 2 6 R E S U L T S N E T I N C O M E P E R A D J U S T E D N E T I N C O M E P E R

CAPITAL ALLOCATION FRAMEWORK

RETAIN STRONG FINANCIAL POSITION

- Maintain healthy balance sheet
- Ensure adequate liquidity
- Zero debt

INVEST IN LONG-TERM GROWTH

Organic Growth:

- Focused innovation
- Product line development
- Internal brand development

Complementary Inorganic Growth / M&A:

- Highly selective and disciplined approach

RETURN EXCESS CASH

($'s in millions)

- $50M share repurchase program authorized in July 2023 (~$23M available)
- Returned ~$77M to shareholders since FY21
- Maintain flexibility to continue returning excess cash to shareholders

KEY METRICS

($'s in millions)

Cash and ST Investments	$81.4
Capital Expenditures (TTM)	$9.3
Share Repurchases (TTM)	$7.6
Revolving Credit Availability	$100.0



FISCAL SECOND QUARTER 2026 RESULTS 8

MCBH FY 2026 GUIDANCE

Metric *(In Millions)*	FY 2026 Q3	FY 2026
Net Sales	~$75M	$300M - $310M
Adjusted EBITDA	~$9M	$36M - $39M
Adj DEPS	~$0.35	$1.45 - $1.60
Capital Expenditures	N/A	~$9M


BALISE

FISCAL SECOND QUARTER 2026 RESULTS 9

1 0 MASTERCRAFT + MARINE PRODUCTS TO COMBINE

CREATING A DIVERSIFIED PORTFOLIO OF PROVEN RECREATIONAL MARINE BRANDS

LEADING BRANDS ACROSS FOUR DISTINCT CATEGORIES

Combination of MasterCraft, Crest, Balise, Chaparral, and Robalo More Than Doubles Consumer Reach

EXPANDED GEOGRAPHIC COVERAGE AND OFFERINGS

Unlocks Growth Opportunities Through Complementary Coastal and Inland Dealer Networks

ENHANCED INNOVATION AND MANUFACTURING CAPABILITIES

Delivers Differentiated and Innovative New Products While Accelerating New Model Launches

ATTRACTIVE FINANCIAL PROFILE

Robust Balance Sheet to Drive Growth, Value Creation, and Focused Capital Allocation


MasterCraft

MASTERCRAFT + MARINE PRODUCTS TO COMBINE

11

TRANSACTION SUMMARY M A S T E R C R A F T + M A R I N E P R O D U C T S T O C O M B I N E Transaction Structure and Consideration Marine Products shareholders to receive 0.232 MasterCraft Boat Holdings, Inc. shares and $2.43 of cash consideration per Marine Products share owned (represents total cash consideration of $86 million), in a transaction valued at $232.2 million, net of acquired cash Current MCBH shareholders to own 66.5% and current Marine Products shareholders to own 33.5% of the combined company The combined company will continue to trade on the NASDAQ under the ticker MCFT Pro Forma Financials FY 2026 pro forma combined net sales of ~$560 million and adjusted EBITDA of ~$64 million, excluding cost savings and synergies Elimination of Marine Products’ public company costs and corporate overhead totaling approximately $6 million of annual net savings. Management expects to achieve additional operating efficiencies and commercial synergies over time The combination is expected to be accretive to adjusted EPS in Fiscal 2027 Financing MCBH intends to fund the cash portion of the consideration with combined cash on hand. As of December 31, 2025, MCBH and Marine Products had cash and cash equivalents of $81.4 million and $43.5 million, respectively At closing, the pro forma combined balance sheet is expected to reflect a net cash position Governance and Management Following closing, MCBH’s Board of Directors will expand from seven to ten directors and include three new directors Upon completion of the transaction, Roch Lambert will serve as Chair of the Board, Brad Nelson as CEO, and Scott Kent as CFO of the combined company The combined company will be headquartered in Vonore, TN, and will maintain the Chaparral and Robalo operating facilities in Nashville, GA Approvals and Closing The transaction has been unanimously approved by the Board of Directors of both companies and the Special Committee of the Board of Directors for Marine Products Expected to close in the second quarter of calendar 2026 subject to customary closing conditions, including regulatory approvals and the approval of both MasterCraft Boat Holdings, Inc. and Marine Products shareholders

MARINE PRODUCTS: A LEADING MANUFACTURER OF RECREATION AND SPORT FISHING POWERBOATS

OVERVIEW

- ✓ **One of the largest manufacturers of fiberglass powerboats in the U.S.**, with leading positions across Chaparral and Robalo brands
- ✓ Highly regarded for innovation with **products known for performance, features, function, and value**

290+
Global Dealers

41
Boat Models

60+
Years Building High-Quality Fiberglass Powerboats

70+
Awards for Product Excellence and Customer Service

BROAD LINEUP OF FIBERGLASS BOATS

CHAPARRAL

Sterndrive and Outboard Recreation Boats



SSi



SSX



OSX



GTS-Surf

ROBALO

Outboard Sport Fishing Boats



Bay Boat



Dual Console





Center Console

MASTERCRAFT + MARINE PRODUCTS TO COMBINE 13

BRINGING TOGETHER TWO ICONIC, MARKET LEADING AMERICAN RECREATIONAL MARINE COMPANIES

MASTERCRAFT BOAT HOLDINGS INC.

MasterCraft



Premium Performance
15 Models
20-25 ft. Length Range
$120k - $500k Price Range

BALISE



Leisure
3 Models
24-26 ft. Length Range
$230k - $350k Price Range

CREST



Leisure
6 Models
18-26 ft. Length Range
$40k - $300k Price Range

MARINE PRODUCTS CORPORATION

ROBALO



Sport Fishing
21 Models
18-36 ft. Length Range
$40k - $700k Price Range

CHAPARRAL



Recreation
20 Models
20-32 ft. Length Range
$50k - $500k Price Range

COMBINED COMPANY BY THE NUMBERS

~4,700	~$540M	500+	~1,400	5
Annual Units Sold[1]	Annual Revenue[1]	Global Dealers[2]	Employees	Brands

[1] LTM as of 12/31/2025 | [2] As of the most recent fiscal year for each company

MASTERCRAFT + MARINE PRODUCTS TO COMBINE 14

COMPATIBLE GLOBAL DEALER NETWORKS AND COMMERCIAL ORGANIZATIONS

500+

Global dealers[1] in the combined network

Expands geographic coverage with complementary network of **more than 400 dealers**[1] **across coastal and inland U.S.**

Enhances **customer reach** and **growth opportunities**

COMBINED U.S. DEAL ERFOOTPR INT


MCBH Location
Marine Products Location

[1] As of the most recent fiscal year end for each company

MASTERCRAFT + MARINE PRODUCTS TO COMBINE 15

ENHANCED MANUFACTURING CAPABILITIES WITH ROBUST TECHNOLOGICAL INNOVATION

STRENGTHENED PRO FORMA FOOTPRIN T ANDCAPABILITIES

3
Facilities

1.9M
Square Feet

One of the Largest
Single-Site Sport Boat Production Plants in the U.S.

- Vonore, TN
- Owosso, MI
- Nashville, GA

✓ Powerful product development and manufacturing platforms to **deliver differentiated and innovative new products while accelerating new model launches**

✓ **Improves overall production efficiency and provides operational flexibility** for future growth

✓ Enhanced scale and capabilities supports **more efficient brand investment and enhanced innovation** to drive growth.

OVERVIEW OF FACILITIES



Vonore, TN
310,000 square feet



Owosso, MI
270,000 square feet



Nashville, GA
1,284,000 square feet

MASTERCRAFT + MARINE PRODUCTS TO COMBINE 16

ROBUST BALANCE SHEET WILL SUPPORT FINANCIAL FLEXIBILITY

EXPECTED PRO FORMA FINANCIALS AT CLOSING

$40M - $60M	$0	$115M - $135M	
Cash	Total Debt	Liquidity	Free Cash Flow Positive

TRANSACTION FINANCING OVERVIEW

MasterCraft Boat Holdings, Inc. intends to fund the cash portion of the consideration with combined cash on hand

As of December 31, 2025, MasterCraft Boat Holdings, Inc. and Marine Products had cash and cash equivalents of $81.4M and $43.5M, respectively

The refinancing consists of a 5-year, $75M revolving credit facility with an accordion up to $100M

MASTERCRAFT + MARINE PRODUCTS TO COMBINE 17

REALIZING NEAR-TERM COST SAVINGS, WITH OPPORTUNITY TO DRIVE SCALABLE REVENUE AND COST SYNERGIES

CORPORATE COST SAVINGS

TOTALING ~$6 MILLION ANNUAL NET SAVINGS

Public Company Costs

Corporate Overhead

Administrative Expenses

ADDITIONAL REVENUE AND COST SYNERGIES

Combined Innovation Platform

Complementary Dealer Network

Manufacturing Best Practices

Sourcing and Procurement

Vertical Integration Opportunities

Acceleration of New and Refreshed Products

MASTERCRAFT + MARINE PRODUCTS TO COMBINE 18

TRANSFORMATIVE COMBINATION DELIVERING SCALE, INNOVATION, AND GROWTH TO DRIVE SHAREHOLDER VALUE CREATION

LEADING BRANDS ACROSS FOUR DISTINCT CATEGORIES

Combination of MasterCraft, Crest, Balise, Chaparral, and Robalo More Than Doubles Consumer Reach

ATTRACTIVE FINANCIAL PROFILE

Robust Balance Sheet to Drive Growth, Value Creation, and Focused Capital Allocation

EXPANDED GEOGRAPHIC COVERAGE AND OFFERINGS

Unlocks Growth Opportunities Through Complementary Coastal and Inland Dealer Networks

ENHANCED INNOVATION AND MANUFACTURING CAPABILITIES

Delivers Differentiated and Innovative New Products While Accelerating New Model Launches


ROBALO

MASTERCRAFT + MARINE PRODUCTS TO COMBINE 19

2 0 APPENDIX

SECOND QUARTER ADJUSTED EBITDA RECONCILIATION

The following table sets forth a reconciliation of income from continuing operations as determined in accordance with U.S. GAAP to EBITDA and adjusted EBITDA and income from continuing operations margin to EBITDA margin and adjusted EBITDA margin (each expressed as a percentage of net sales) for the periods indicated:

(Dollars in thousands)	Q2 FY26	% of sales	Q2 FY25	% of sales
Income from continuing operations	**$ 2,488**	**3.5%**	**$ 426**	**0.7%**
Income tax expense	871		275	
Interest expense	87		182	
Interest income	(727)		(697)	
Depreciation and amortization	2,439		2,382	
EBITDA	**$ 5,158**	**7.2%**	**$ 2,568**	**4.1%**
Share-based compensation	1,005		844	
Senior leadership transition and organizational realignment costs(1)	98		114	
ERP implementation costs(2)	493		-	
Business development and consulting costs(3)	700		-	
Adjusted EBITDA	**$ 7,454**	**10.4%**	**$ 3,526**	**5.6%**

[1] Represents amounts paid for legal fees and recruiting costs associated with the CEO and CFO transitions, as well as non-recurring severance costs incurred as part of the Company's strategic organizational realignment undertaken in connection with the transitions | [2] Represents consulting costs incurred in connection with the ERP system implementation | [3] Represents non-recurring third-party costs associated with business development activities, and consulting costs related to the Marine Products transaction

APPENDIX 21

SECOND QUARTER YTD ADJUSTED EBITDA RECONCILIATION

The following table sets forth a reconciliation of income from continuing operations as determined in accordance with U.S. GAAP to EBITDA and adjusted EBITDA and income from continuing operations margin to EBITDA margin and adjusted EBITDA margin (each expressed as a percentage of net sales) for the periods indicated:

(Dollars in thousands)		FY26	% of sales		FY25	% of sales
Income from continuing operations	**$**	**6,144**	**4.4%**	**$**	**1,442**	**1.1%**
Income tax expense		1,762			468	
Interest expense		88			1,169	
Interest income		(1,497)			(1,889)	
Depreciation and amortization		4,478			4,456	
EBITDA	**$**	**10,975**	**7.8%**	**$**	**5,646**	**4.4%**
Share-based compensation		1,795			1,274	
Senior leadership transition and organizational realignment costs[(1)]		196			448	
ERP implementation costs[(2)]		493			-	
Business development and consulting costs[(3)]		968			-	
Adjusted EBITDA	**$**	**14,427**	**10.2%**	**$**	**7,368**	**5.7%**

[1] Represents amounts paid for legal fees and recruiting costs associated with the CEO and CFO transitions, as well as non-recurring severance costs incurred as part of the Company's strategic organizational realignment undertaken in connection with the transitions | [2] Represents consulting costs incurred in connection with the ERP system implementation | [3] Represents non-recurring third-party costs associated with business development activities, and consulting costs related to the Marine Products transaction

APPENDIX 22

SECOND QUARTER ADJUSTED NET INCOME RECONCILIATION

The following table sets forth a reconciliation of income from continuing operations as determined in accordance with U.S. GAAP to adjusted net income for the periods indicated:

(Dollars in thousands, except per share and share amounts)	Q2 FY26	Q2 FY25
Income from continuing operations	**$ 2,488**	**$ 426**
Income tax expense	871	275
Amortization of acquisition intangibles	450	450
Share-based compensation	1,005	844
Senior leadership transition and organizational realignment costs (1)	98	114
ERP implementation costs(2)	493	-
Business development and consulting costs(3)	700	-
Adjusted Net Income before income taxes	**$ 6,105**	**$ 2,109**
Adjusted income tax expense(4)	1,404	422
Adjusted Net Income	**$ 4,701**	**$ 1,687**
Adjusted Net Income per common share		
Basic	$0.29	$0.10
Diluted	$0.29	$0.10
Weighted average shares used for the computation of:(5)		
Basic Adjusted net income per share	16,128,510	16,454,776
Diluted Adjusted net income per share	16,238,917	16,543,502

[1] Represents amounts paid for legal fees and recruiting costs associated with the CEO and CFO transitions, as well as non-recurring severance costs incurred as part of the Company's strategic organizational realignment undertaken in connection with the transitions | [2] Represents consulting costs incurred in connection with the ERP system implementation | [3] Represents non-recurring third-party costs associated with business development activities, and consulting costs related to the Marine Products transaction | [4] For fiscal 2026 and 2025, income tax expense reflects an income tax rate of 23.0% and 20.0%, respectively | [5] Represents the Weighted Average Shares used for the computation of Basic and Diluted earnings per share as presented on the Consolidated Statements of Operations to calculate Adjusted Net Income per diluted share for all periods presented herein

APPENDIX 23

SECOND QUARTER YTD ADJUSTED NET INCOME RECONCILIATION

The following table sets forth a reconciliation of income from continuing operations as determined in accordance with U.S. GAAP to adjusted net income for the periods indicated:

(Dollars in thousands, except per share and share amounts)	FY26	FY25
Income from continuing operations	**$ 6,144**	**$ 1,442**
Income tax expense	1,762	468
Amortization of acquisition intangibles	900	900
Share-based compensation	1,795	1,274
Senior leadership transition and organizational realignment costs (1)	196	448
ERP implementation costs(2)	493	-
Business development and consulting costs(3)	968	-
Adjusted Net Income before income taxes	**$ 12,258**	**$ 4,532**
Adjusted income tax expense(4)	2,819	906
Adjusted Net Income	**$ 9,439**	**$ 3,626**
Adjusted Net Income per common share		
Basic	$0.58	$0.22
Diluted	$0.58	$0.22
Weighted average shares used for the computation of:(5)		
Basic Adjusted net income per share	16,153,072	16,499,858
Diluted Adjusted net income per share	16,247,157	16,499,858

[1] Represents amounts paid for legal fees and recruiting costs associated with the CEO and CFO transitions, as well as non-recurring severance costs incurred as part of the Company's strategic organizational realignment undertaken in connection with the transitions | [2] Represents consulting costs incurred in connection with the ERP system implementation | [3] Represents non-recurring third-party costs associated with business development activities, and consulting costs related to the Marine Products transaction | [4] For fiscal 2026 and 2025, income tax expense reflects an income tax rate of 23.0% and 20.0%, respectively | [5] Represents the Weighted Average Shares used for the computation of Basic and Diluted earnings per share as presented on the Consolidated Statements of Operations to calculate Adjusted Net Income per diluted share for all periods presented herein

APPENDIX 24

SECOND QUARTER ADJUSTED NET INCOME PER SHARE RECONCILIATION

The following table sets forth a reconciliation of income from continuing operations per diluted share as determined in accordance with U.S. GAAP to adjusted net income per diluted share for the periods indicated:

	Q2 FY26		Q2 FY25	
Income from continuing operations per diluted share	**$**	**0.15**	**$**	**0.03**
Impact of adjustments:				
Income tax expense		0.05		0.02
Amortization of acquisition intangibles		0.03		0.03
Share-based compensation		0.06		0.05
Senior leadership transition and organizational realignment costs(1)		0.01		-
ERP implementation costs(2)		0.03		-
Business development and consulting costs(3)		0.04		-
Adjusted Net Income per diluted share before income taxes	**$**	**0.37**	**$**	**0.13**
Impact of adjusted income tax expense on net income per diluted share before income taxes(4)		(0.08)		(0.03)
Adjusted Net Income per diluted share	**$**	**0.29**	**$**	**0.10**

[1] Represents amounts paid for legal fees and recruiting costs associated with the CEO and CFO transitions, as well as non-recurring severance costs incurred as part of the Company's strategic organizational realignment undertaken in connection with the transitions | [2] Represents consulting costs incurred in connection with the ERP system implementation | [3] Represents non-recurring third-party costs associated with business development activities, and consulting costs related to the Marine Products transaction | [4] For fiscal 2026 and 2025, income tax expense reflects an income tax rate of 23.0% and 20.0%, respectively

APPENDIX 25

SECOND QUARTER YTD ADJUSTED NET INCOME PER SHARE RECONCILIATION

The following table sets forth a reconciliation of income from continuing operations per diluted share as determined in accordance with U.S. GAAP to adjusted net income per diluted share for the periods indicated:

	FY26		FY25	
Income from continuing operations per diluted share	**$**	**0.38**	**$**	**0.09**
Impact of adjustments:				
Income tax expense		0.11		0.03
Amortization of acquisition intangibles		0.06		0.06
Share-based compensation		0.11		0.08
Senior leadership transition and organizational realignment costs[1]		0.01		0.03
ERP implementation costs[2]		0.03		-
Business development and consulting costs[3]		0.06		-
Adjusted Net Income per diluted share before income taxes	**$**	**0.76**	**$**	**0.29**
Impact of adjusted income tax expense on net income per diluted share before income taxes[4]		(0.18)		(0.07)
Adjusted Net Income per diluted share	**$**	**0.58**	**$**	**0.22**

[1] Represents amounts paid for legal fees and recruiting costs associated with the CEO and CFO transitions, as well as non-recurring severance costs incurred as part of the Company's strategic organizational realignment undertaken in connection with the transitions | [2] Represents consulting costs incurred in connection with the ERP system implementation | [3] Represents non-recurring third-party costs associated with business development activities, and consulting costs related to the Marine Products transaction | [4] For fiscal 2026 and 2025, income tax expense reflects an income tax rate of 23.0% and 20.0%, respectively

APPENDIX 26

2 7 A P P E N D I X SECOND QUARTER YTD FREE CASH FLOW RECONCILIATION The following table presents the reconciliation of net cash flow by operating activities of continuing operations to Free Cash Flow for the periods presented: ($ in thousands) FY26 FY25 Net cash provided by operating activities of continuing operations $ 8,581 $ 13,437 Less: Purchases of property, plant and equipment (4,708) (4,594) Free cash flow $ 3,873 $ 8,843